Income Taxes	12 Months Ended
	Sep. 29, 2012	Jun. 30, 2012 GEN-PROBE INCORPORATED [Member]	Dec. 31, 2011 GEN-PROBE INCORPORATED [Member]
Income Taxes
8.	Income Taxes

The Company’s (loss) income before income taxes consisted of the following:

	Years ended
	September 29, 2012	September 24, 2011	September 25, 2010
Domestic	$(46,018)	$235,204	$(70,750)
Foreign	(15,643)	(7,818)	15,759

	$(61,661)	$227,386	$(54,991)

The provision for income taxes consisted of the following:

	Years ended
	September 29, 2012	September 24, 2011	September 25, 2010
Federal:
Current	$146,164	$97,834	$105,664
Deferred	(143,582)	(33,808)	(108,002)

	2,582	64,026	(2,338)

State:
Current	15,348	15,739	18,334
Deferred	(10,186)	(5,909)	(11,501)

	5,162	9,830	6,833

Foreign:
Current	5,653	4,770	5,550
Deferred	(1,424)	(8,390)	(2,223)

	4,229	(3,620)	3,327

	$11,973	$70,236	$7,822

A reconciliation of income taxes at the U.S. federal statutory rate to the Company’s effective tax rate is as follows:

	Years ended
	September 29, 2012	September 24, 2011	September 25, 2010
Income tax provision at federal statutory rate	(35.0)%	35.0%	(35.0)%
Increase (decrease) in tax resulting from:
Goodwill impairment	3.3	—	48.7
Section 199 manufacturing deduction	(20.3)	(4.1)	(11.6)
State income taxes, net of federal benefit	5.3	3.6	2.7
Research and investment tax credits	(1.6)	(3.2)	(6.9)
Unrecognized tax benefits	13.5	(3.3)	7.2
Contingent consideration	59.8	1.5	—
Nondeductible transaction expenses	7.5	—	—
Cessation of Adiana	(28.6)	—	—
Executive compensation	2.3	(1.1)	6.1
Foreign rate differential	3.1	0.8	(1.0)
Change in valuation allowance	5.4	—	(0.6)
Other	4.7	1.7	4.6

	19.4%	30.9%	14.2%

The Company’s effective tax rate in fiscal 2012 was significantly impacted by non-deductible contingent consideration compensation expense, nondeductible acquisition costs, a nondeductible goodwill impairment charge, and a net increase in income tax reserves and valuation allowances on certain foreign losses. The unfavorable tax impact of these items was partially offset by the domestic manufacturing benefit and a loss claimed related to the discontinuance of the Adiana product line. The effect of these permanent items to the effective tax rate was magnified by the current year pre-tax loss.

The Company’s effective tax rate for fiscal 2011 was less than the statutory rate primarily due to reversing income tax reserves, the domestic manufacturing benefit and both U.S. and Canadian research and development tax credits. The $9.1 million income tax reserve reversal was due to the Company favorably settling its U.S. federal income tax audit for fiscal years 2007 through 2009 and statutes of limitations expiring in several state and foreign jurisdictions.

The effective tax rate for fiscal 2010 was significantly impacted by the goodwill impairment charge recorded in the fourth quarter of fiscal 2010, substantially all of which was not deductible for tax purposes. In addition, the Company recorded provision to return adjustments and additional reserve needs partially offset by reversing reserves no longer required related to selling the Company’s manufacturing operation in Shanghai, China in the second quarter of fiscal 2010, and statutes of limitations expiring in several jurisdictions.

The Company accounts for income taxes using the liability method in accordance with ASC 740, Income Taxes. Under this method, deferred income taxes are recognized for the future tax consequences of differences between the tax and financial accounting bases of assets and liabilities at the end of each reporting period. Deferred income taxes are based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is established when necessary to reduce deferred tax assets to the amounts expected to be realized.

The Company’s significant deferred tax assets and liabilities are as follows:

	September 29, 2012	September 24, 2011
Deferred tax assets
Net operating loss carryforwards	$47,472	$56,641
Capital losses	46,750	—
Nondeductible accruals	22,198	17,767
Nondeductible reserves	10,346	8,400
Stock-based compensation	31,437	23,826
Research and other credits	11,392	13,207
Convertible notes issuance costs	811	1,283
Nonqualified deferred compensation plan	12,007	7,324
Other temporary differences	3,000	4,267

	185,413	132,715
Less: valuation allowance	(64,337)	(13,930)

	$121,076	$118,785

	September 29, 2012	September 24, 2011
Deferred tax liabilities
Depreciation and amortization	$(1,635,043)	$(771,504)
Debt discounts and deferrals	(209,011)	(258,593)
Fair value adjustments to current assets and liabilities	(28,413)	—
Investment in subsidiary	(8,479)	(6,507)

	$(1,880,946)	$(1,036,604)

	$(1,759,870)	$(917,819)

Under ASC 740, the Company can only recognize a deferred tax asset for the future benefit attributable to its tax losses and credit carryforwards to the extent that it is “more likely than not” that these assets will be realized. After considering all available positive and negative evidence, the Company has established a valuation allowance against a portion of its remaining deferred tax assets because it is more likely than not that some of its tax losses and credit carryforwards will not be realized. In determining these assets realizability, the Company considered numerous factors including historical profitability, the character and amount of estimated future taxable income, and the industry in which it operates. The valuation allowance increased $50.4 million in fiscal 2012 from fiscal 2011 primarily due to fully reserved tax assets acquired in the Gen-Probe acquisition.

As of September 29, 2012, the Company had $30.7 million, $99.0 million and $108.7 million in gross federal, state and foreign net operating losses respectively, and $0.9 million, $12.6 million and $2.3 million in federal, state and foreign credit carryforwards respectively, that are more likely than not to be realized. These losses and credits expire between 2013 and 2031, except for $53.0 million of losses and $8.7 million of credits that have unlimited carryforward periods. The federal and state net operating losses exclude $1.0 million and $74.0 million, respectively, of net operating losses, which the Company expects will expire unutilized.

The Company had gross unrecognized tax benefits, excluding interest, of $53.1 million as of September 29, 2012 and $31.0 million as of September 24, 2011. At September 29, 2012, $53.1 million represents the unrecognized tax benefits that, if recognized, would reduce the Company’s effective tax rate. In the next twelve months it is reasonably possible that the Company will reduce its unrecognized tax benefits by $1.0 to $2.0 million due to statutes of limitations expiring and favorable settlements with taxing authorities, which would reduce the Company’s effective tax rate.

Activity of the Company’s unrecognized income tax benefits for fiscal 2012 and 2011 are as follows:

	2012	2011
Balance at beginning of fiscal year	$31,026	$31,790
Tax positions related to current year:
Additions	11,673	2,014
Reductions	—	—
Tax positions related to prior years:
Additions related to change in estimate	1,327	5,934
Reductions	307	(700)
Payments	(197)	(1,182)
Lapses in statutes of limitations and settlements	(4,144)	(9,162)
Acquired tax positions:
Additions related to reserves acquired from acquisitions	13,156	2,332

Balance as of the end of the fiscal year	$53,148	$31,026

The Company’s policy is to include accrued interest and penalties related to unrecognized tax benefits and income tax liabilities, when applicable, in income tax expense in its Consolidated Statements of Operations. As of September 29, 2012 and September 24, 2011, accrued interest was $2.6 million and $1.4 million, respectively. As of September 29, 2012, no penalties have been accrued.

The Company and its subsidiaries are subject to various federal, state, and foreign income taxes. The Company’s U.S. Federal income tax returns are no longer subject to examination for years prior to tax year 2009, and its State income tax returns are generally no longer subject to examination for years prior to tax year 2009. The IRS concluded its examination for fiscal years 2007 through 2009, and the Company paid $7.6 million to settle issues raised, substantially all of which had been previously recorded within deferred tax liabilities. The Company is also undergoing a tax audit in Germany for fiscal years 2008 through 2010. The Company has a tax holiday in Costa Rica that currently does not materially impact its effective tax rate and is scheduled to expire in 2015.

The Company intends to reinvest, indefinitely, approximately $50.6 million of unremitted foreign earnings. It is not practical to estimate the additional taxes that might be payable upon repatriating these foreign earnings.

Note 7.	Income Tax

As of June 30, 2012, the Company had total gross unrecognized tax benefits of $13.0 million. The amount of unrecognized tax benefits (net of the federal benefit for state taxes) that would favorably affect the Company’s effective income tax rate, if recognized, was $10.0 million. The Company’s federal tax returns for the 2008 through 2010 tax years, California tax returns for the 2005 through 2010 tax years, and UK tax returns for the 2008 through 2010 tax years are subject to future examination.

Note 11.	Income Tax

The components of earnings before income tax were (in thousands):

	Years Ended December 31,
	2011	2010	2009
United States	$106,093	$159,629	$141,893
Rest of World	(12,936)	(4,418)	(2,091)

	$93,157	$155,211	$139,802

The provision for income tax consists of the following (in thousands):

	Years Ended December 31,
	2011	2010	2009
Current
Federal	$45,610	$47,272	$44,760
State	4,143	5,934	8,370
Rest of World	651	(533)	(55)

	$50,404	$52,673	$53,075

Deferred
Federal	$(3,768)	$(4,812)	$(4,390)
State	(2,173)	463	(406)
Rest of World	(1,430)	(50)	(260)

	(7,371)	(4,399)	(5,056)

Total income tax	$43,033	$48,274	$48,019

Significant components of the Company’s deferred tax assets and liabilities for federal and state income taxes as of December 31, 2011 and 2010 are as follows (in thousands):

	December 31,
	2011	2010
Deferred tax assets
Research tax credit carryforwards	$1,974	$624
License, manufacturing access fees and other intangibles	2,053	1,192
Inventories	2,824	3,618
Deferred revenue	1,438	1,114
Deferred compensation	2,316	2,384
Stock-based compensation	25,060	23,472
Accrued vacation	2,387	2,194
Unrealized loss on marketable securities	14,587	—
Net operating loss carryforwards	10,263	9,968
Other	1,590	968

Total deferred tax assets	64,492	45,534
Valuation allowance	(20,735)	(7,837)

Total net deferred tax assets	$43,757	$37,697

Deferred tax liabilities
Purchased intangibles	$(42,155)	$(45,693)
Capitalized costs expensed for tax	(7,059)	(6,048)
Property, plant and equipment	(3,976)	(2,680)
Unrealized gains on marketable securities	(466)	845

Total deferred tax liabilities	(53,656)	(53,576)

Net deferred tax liability	$(9,899)	$(15,879)

The Company’s UK operations have historically generated tax losses resulting in accumulated totals of approximately $36.0 million as of December 31, 2011. Most of these UK tax losses were assumed as part of the Company’s acquisition of Tepnel in 2009. These UK tax losses do not expire, but the Company has established a $6.1 million valuation allowance against the related deferred tax assets until such time as the Company can reasonably estimate there will be sufficient future profits in the UK to utilize some or all of the accumulated losses.

The Company has not taken any tax benefit for the other-than-temporary impairment loss on its equity investment in Pacific Biosciences recognized in the third quarter of 2011 since the loss, if realized on the Company’s U.S. tax returns, would be a capital loss. This capital loss can only be offset by capital gains. At this time, the Company cannot reasonably determine if sufficient capital gains would be available in the requisite time frame to offset this capital loss since the Company does not know if the loss will ever be realized on its tax returns. Therefore, the Company established a $14.6 million valuation allowance during 2011 related to the other-than-temporary impairment loss.

The Company has research tax credit carryforwards in California and France that do not expire.

The Company has not provided for U.S. income and foreign withholding taxes on an estimated $3.6 million of undistributed earnings from non-U.S. subsidiaries as these earnings are indefinitely invested outside the U.S. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes and withholding taxes payable to the foreign countries, but would also be able to offset unrecognized foreign tax credit carryforwards. It is not practicable for the Company to determine the total amount of unrecognized deferred U.S. income tax liability because of the complexities associated with its hypothetical calculation.

The provision for income tax reconciles to the amount computed by applying the federal statutory rate to income before tax as follows (in thousands):

	Years Ended December 31,
	2011		2010		2009
	$	%	$	%	$	%
Expected income tax provision at federal statutory rate	$32,605	35%	$54,324	35%	$48,931	35%
State income tax provision, net of federal benefit	3,109	3%	6,490	4%	6,092	4%
Tax advantaged interest income	(1,262)	(1)%	(1,497)	(1)%	(3,394)	(2)%
Domestic manufacturing tax benefits	(4,651)	(5)%	(5,005)	(3)%	(2,795)	(2)%
Research tax credits	(4,057)	(4)%	(2,883)	(2)%	(3,100)	(2)%
Non-deductible goodwill impairment	3,063	3%	—	—%	—	—%
Valuation allowance	15,557	17%	1,470	1%	450	—%
Other, net	(1,331)	(2)%	(4,625)	(3)%	1,835	1%

Actual income tax provision	$43,033	46%	$48,274	31%	$48,019	34%

The following is a reconciliation of the cumulative unrecognized tax benefits (in thousands):

Unrecognized tax benefits as of December 31, 2009	$6,981
Increase in unrecognized tax benefits for years prior to 2010	956
Increase in tax position relating to acquisition	778
Increase in unrecognized tax benefits for 2010	1,858
Decrease in unrecognized tax benefits for lapse of statute of limitations	(951)

Unrecognized tax benefits as of December 31, 2010	$9,622
Increase in unrecognized tax benefits for years prior to 2011	243
Increase in unrecognized tax benefits for 2011	2,214
Decrease in unrecognized tax benefits for lapse of statute of limitations	(710)

Unrecognized tax benefits as of December 31, 2011	$11,369

All of the unrecognized tax benefits, if recognized, would affect the Company’s effective tax rate. The Company does not anticipate there will be a significant change in the unrecognized tax benefits within the next 12 months. As of December 31, 2011 and 2010, the Company had $1.4 million and $1.0 million, respectively, in accrued interest related to unrecognized tax benefits. It is the Company’s practice to include interest and penalties that relate to income tax matters as a component of income tax expense.

The Company’s federal tax returns for the 2008 through 2010 tax years, California tax returns for the 2005 through 2010 tax years, and UK tax returns for the 2008 through 2010 tax years are subject to future examination.

The Company increased (decreased) stockholders’ equity relating to employee stock-based compensation by $4.6 million, ($1.0 million), and $2.0 million for the years ended December 31, 2011, 2010, and 2009, respectively.